REVENUE RECOGNITION	3 Months Ended
Mar. 31, 2013
Revenue Recognition [Abstract]
Revenue Recognition [Text Block]

NOTE 6 – Revenue recognition:

The Company recognizes revenues from product sales, including sales to distributors when persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable and collectability is reasonably assured. This generally occurs when products are shipped and title and risk and rewards for the products are transferred to the customer.

Revenues from product sales are recorded net of provisions for estimated chargebacks, rebates, returns, cash discounts and other deductions, such as shelf stock adjustments, which can be reasonably estimated. When sales provisions are not considered reasonably estimable by Teva, the revenue is deferred to a future period when more information is available to evaluate the impact.

Provisions for rebates and chargebacks including Medicaid and other governmental program discounts, including those required by the U.S. health care reform, rebates and other promotional items, such as shelf stock adjustments, are included in “sales reserves and allowances” under “current liabilities.” These provisions are recognized concurrently with the sales of products. Provisions for doubtful debts and prompt payment discounts are netted against “accounts receivable.”

Calculations for these deductions from sales are based on historical experience and the specific terms in the individual agreements. Rebates and chargebacks are the largest components of sales reserves and allowances. Rebates are recognized based on contractual obligations in place at the time of sales with consideration given to relevant factors that may affect the payment as well as historical experience for estimated market activity. Provisions for estimating chargebacks are determined using historical chargeback experience, or expected chargeback levels and wholesaler sales information for new products, which are compared to externally obtained distribution channel reports for reasonableness. Shelf-stock adjustments are granted to customers based on the existing inventory of a customer following decreases in the invoice or contract price of the related product and are estimated based on expected market performance. Teva records a reserve for estimated sales returns by applying historical experience of customer returns to the amounts invoiced and the amount of returned products to be destroyed versus products that can be placed back in inventory for resale.

Revenue resulting from the achievement of milestone events stipulated in the agreements is recognized when the milestone is achieved. Milestones are based upon the occurrence of a substantive element specified in the contract or as a measure of substantive progress towards completion under the contract.

Revenues and other arrangements from licensees, sales of licensed products and technology, are recorded in accordance with the contract terms, when third-party sales can be reliably measured and collection of the funds is reasonably assured.

Sales reserves and allowances consisted of the following:
	March 31,	December 31,
	2013	2012
	U.S. $ in millions
Rebates	$2,943	$2,983
Chargebacks	1,219	1,273
Returns	473	506
Other	276	172
	$4,911	$4,934